ASSIGNMENT AND BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS:

That **TRIUS OPERATIONS LLC**., hereinafter called Assignor, for and in the receipted sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby assign, transfer, sell and convey in an as is/ where is condition unto **LIBERTY ENERGY CORP**, hereinafter called Assignee,(i) **a ONE- HUNDRED PERCENT (100%) percent working interest (being a NRI of 75%), OF THE WELLBORE DESCRIBED IN EXHIBIT "A"**, in and to the Lease described in Oil and Gas Leases, granted to **MAMEROW ENERGY CORP**., as Lessee and covering the following described land in Jackson County, State of Texas:

(See Exhibits "A" attached hereto for description of the Wellbore)

together with all rights incident thereto, the personal property thereon, appurtenant thereto, or used or obtained in connection therewith.

For the same consideration, the Assignor covenants with the Assignee, its heirs, successors, legal representatives or assigns that the Assignor is the lawful owner of and has good title to the interest herein assigned in and to said Lease, estate, rights and property, free and clear from all liens, encumbrances or adverse claims that said Lease is a valid and subsisting Lease on the lands above described.

EXECUTED this ~~day of October 2009.~~ 30 day of March, 2010

ASSIGNOR:

TRIUS OPERATIONS LLC

BY: [signature]
Ryan Hudson, Member

BY: [signature]
Mike Carey, Member

STATE OF TEXAS
COUNTY OF ~~JACKSON~~ Travis

Before me, the undersigned authority, on this day personally appeared Ryan Hudson and Mike Carey, Members of Trius Operations LLC., A Texas Corporation, known to me to be the identical persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

Given under my hand and seal of office this 30 day of March, 2010 ~~day of October, A. D., 2009~~.

[signature: Kristin Marie Richter]
Notary Public in and for Jackson County, Texas

KRISTIN MARIE RICHTER
Notary Public, State of Texas
My Commission Expires
August 19, 2012

ASSIGNEE:

LIBERTY ENERGY CORP.

BY: Ian Spowart

Authorized Signer

STATE OF TEXAS
COUNTY OF HARRIS
Before me, the undersigned authority, on this day personally appeared IAN SPOWART, Authorized Signers of Liberty Energy Corp, A Viable Corporation, known to me to be the identical person whose names are subscribed to the foregoing instrument, and acknowledged to me that they executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

Given under my hand and seal of office this 16 day of ~~October~~ FEBRUARY, A. D., ~~2009~~ 2010.

Notary Public in and for ~~Harris County, Texas~~ ENGLAND + WALES

THOMAS PATRICK O'DONNELL
(PERSONAL IDENTITY ONLY VERIFIED)

(THIS PORTION LEFT INTENTIONALLY BLANK)

EXHIBIT "A"

Attached to and made a part of that certain Assignment and Bill of Sale By and between MAMEROW ENERGY CORP, as Assignor and TRIUS OPERATIONS LLC, as Assignee effective as of October 1, 2009.

SCHEDULE OF LEASES

Lessor:	Ermine Black Dahlstrom,Robert E. Dahlstrom
Lessee:	Mamerow Energy Corp.
Date:	April 22, 1954
Recorded:	Volume _1_, Page _391_, Deed Records of Jackson County, Texas

LEASE DISCRIPTION

ALL that certain tract or parcel of land containing 58 acres, more or less, situated in Jackson County, Texas and being all the lands described in that certain Last Will and Testament of Ermine Black Dahlstrom and Robert E. Dahlstrom dated April 22, 1954, recorded in Volume 1, page 391 of the probate records of Jackson County, Texas, being situated in the Morris and Cummings Survey No. 11, abstract No. 234, Jackson County, Texas

(Assignment of wellbore only)

WELLBORE/S :

API	RRC #:	Lease Name	Well Num
42-239-31626	094863	DAHLSTROM	1